UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2009

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

CNX Center

1000 CONSOL Energy Drive

Canonsburg, Pennsylvania 15317

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(724) 485-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendments to the CONSOL Energy Inc. Supplemental Retirement Plan

On September 8, 2009, the Compensation Committee of the Board of Directors (the “Board”) of CONSOL Energy Inc. (the “Company”) adopted amendments to the Company’s Supplemental Retirement Plan (the “Plan”) to, among other things, include certain employees of its majority-owned subsidiary, CNX Gas Corporation (“CNX Gas”), and to give service credit under the Plan for service with CNX Gas to all participants in the Plan who are or formerly were employees of CNX Gas, including Nicholas J. DeIuliis, Executive Vice President and Chief Operating Officer of the Company and President of CNX Gas. The amendments to the Plan are consistent with the integration of CNX Gas’ compensatory arrangements into Company programs as part of the management reorganization which occurred in January 2009.

The above description is qualified in its entirety by a copy of the Plan which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

A summary description of other provisions of the Plan is set forth in the Company’s 2009 proxy statement filed with the Securities and Exchange Commission on March 23, 2009 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Amended and Restated Bylaws

On September 9, 2009, the Board adopted the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), effective immediately upon their adoption, to supersede and replace the existing bylaws of the Company. Section 2.9 of the bylaws was amended to provide that, among other things, any nominee for director who receives a greater number of votes “withheld” than “for” his or her election in an uncontested election (i.e., an election where the only nominees are those recommended by the Board) shall, following certification of the election results, promptly tender his or her offer of resignation to the Chairman of the Board. The Nominating and Corporation Governance Committee (the “N&CG Committee”) of the Board will consider any such tendered resignation as it deems appropriate and, within 75 days following the date on which the election occurred, will make a recommendation to the Board concerning the acceptance or rejection of such resignation. The Board will take formal action on the N&CG Committee’s recommendation no later than 90 days following the date on which the election occurred.

No director whose resignation is being considered by the Board shall participate in the N&CG Committee’s deliberations or recommendation, or in the Board’s deliberations or determination, with respect to accepting or rejecting such person’s resignation as a director.

The above description is qualified in its entirety by the Amended and Restated Bylaws which are attached hereto as Exhibit 3.2 and incorporated herein by reference. Additionally, a copy of the Amended and Restated Bylaws, marked to show changes to the former bylaws, is also included as Exhibit 3.2.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 3.2	Amended and Restated Bylaws of CONSOL Energy Inc.

Exhibit 3.2.1	Amended and Restated Bylaws of CONSOL Energy Inc. (marked to show changes from former bylaws).

Exhibit 10.1	CONSOL Energy Inc. Supplemental Retirement Plan, as Amended and Restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Executive Vice President - Corporate Affairs, Chief Legal Officer & Secretary

Dated: September 11, 2009

Exhibit Index

Exhibit No.	Description
Exhibit 3.2	Amended and Restated Bylaws of CONSOL Energy Inc.

Exhibit 3.2.1	Amended and Restated Bylaws of CONSOL Energy Inc. (marked to show changes from former bylaws).

Exhibit 10.1	CONSOL Energy Inc. Supplemental Retirement Plan, as Amended and Restated.